UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549


                          FORM 8-K
                       CURRENT REPORT

 Pursuant to Section 13 or 15(d) of The Securities Exchange
                         Act of 1934



 Date of Report (Date of earliest event reported)  August 7, 2003
                                                   --------------


                       ROUNDY'S, INC.
    ----------------------------------------------------
   (Exact name of registrant as specified in its charter)


     Wisconsin           002-94984           39-0854535
  (State or other    (Commission File       (IRS Employer
  Jurisdiction of         Number)        Identification No.)
  Incorporation)


       23000 Roundy Drive, Pewaukee, Wisconsin  53072
------------------------------------------------------------

     (Address of principal executive offices) (Zip Code)


  Registrant's telephone number, including area code  (262)953-7999
                                                      -------------

                            NONE
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(Former name or former address, if changed since last report.)










Item 5.  Other Events and Regulation FD Disclosure
--------------------------------------------------

On August 7, 2003, Roundy's, Inc. issued a press release (Exhibit 99.1 attached hereto) announcing financial results for the three and six-month periods ended June 28, 2003.


Item 7.  Financial Statements and Exhibits
------------------------------------------

(a)  None
(b)  None
(c) Exhibit 99.1 Press Release issued on August 7, 2003 announcing financial results for the three and six-month periods ended June 28, 2003.

Item 9.  Regulation FD Disclosure
---------------------------------

On August 7, 2003, Roundy's, Inc. issued a press release (Exhibit 99.1 attached hereto) announcing financial results for the three and six-month periods ended June 28, 2003.


Item 12.  Results of Operations and Financial Condition
-------------------------------------------------------

On August 7, 2003, Roundy's, Inc. issued a press release (Exhibit 99.1 attached hereto) announcing financial results for the three and six-month periods ended June 28, 2003.



                                 SIGNATURES
                                 ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              ROUNDY'S, INC.
                              ---------------
                              (Registrant)



Date: August 7, 2003           BY /s/DARREN W. KARST
                              ---------------------
                              Darren W. Karst
                              Executive Vice President
                              and Chief Financial Officer